Mike Smith, CFA 719-637-5773 michael.smith@vectrus.com Vectrus Acquires Advantor Systems Strengthens Vectrus’ positioning as an innovator in the emerging converged infrastructure market • Adds integrated electronic security solutions that protect thousands of facilities and assets to Vectrus’ existing services set • Broadens defense, federal civilian, and international client base • Expands geographic presence in the Indo-Pacific Area of Responsibility • Increases Vectrus’ footprint at client installations, facilities, and bases COLORADO SPRINGS, Colo., July 8, 2019 — Vectrus, Inc. (NYSE:VEC) announced today that it has acquired Advantor Systems Corporation, a leading provider of integrated electronic security systems to the federal government from Infrasafe and McCarthy Capital. Deployed at over 2,000 client sites worldwide, Advantor’s security solutions protect tens of thousands of facilities and assets. A leader in its market with a strong track record of organically growing its client portfolio, Advantor is the only vertically integrated and accredited Command, Control, & Communications (“C3”) networked security technology platform in the industry. “Advantor strengthens Vectrus as an innovator in the emerging converged infrastructure market and supports our strategy to advance Vectrus into a higher value, technology-enabled and differentiated platform,” said Chuck Prow, president and chief executive officer of Vectrus. “Bringing decades of knowledge, experience, and technology that protects some of our nation’s most critical facilities and bases, this acquisition extends our maintenance of facilities to the electronic protection and security of facilities. This thereby increases our scope and strengthens our value proposition to clients as a fully integrated provider and partner in their installations and facilities of the future.” Advantor possesses a significant presence in the INDOPACOM area of responsibility, being the sole source exclusive provider of integrated C3 networked services to the U.S. Forces Korea as well as the security provider of choice for the F-35 Joint Strike Fighter program with Japan’s

Ministry of Defense. “This expands Vectrus’ client and geographic footprint, allowing for greater cross-selling opportunities,” added Mr. Prow. “I am delighted to welcome the more than 150 talented employees of Advantor to Vectrus. The dedication and mission focus of the Advantor team has made the company a trusted and well- respected brand amongst clients, who every day rely on Advantor’s solutions and services for the protection of their facilities, infrastructures, and assets,” Mr. Prow concluded. Transaction Highlights The transaction’s purchase price of $44 million was funded by cash on hand and Vectrus’ credit facility. For the fiscal year ended December 31, 2018, the company generated revenue of $35 million. Headquartered in Orlando, Florida, with more than a 40-year track record of service, Advantor has over 150 employees operating across four business areas: Products, Installation, Service Contracts, and Design/Training. Advantor’s clients include the U.S. Air Force, Air National Guard, U.S. Army, U.S. Navy, Department of Homeland Security, Department of State, U.S. Forces Korea, and Japan’s Ministry of Defense. The company has a presence in the U.S., Europe, Middle East, Korea, Caribbean, Japan, and Western Asia. Advantor has a long legacy protecting critical and high value facilities which have complex security requirements including mandatory regulatory approvals and certifications. Advantor’s solution includes a combination of proprietary, commercial off-the-shelf, and third-party software and hardware, as well as integration, support and sustainment services. The company’s proprietary solution, Advantor Suite for Networks (“ASN”) 6.2, powers actionable security intelligence and provides clients with real-time security monitoring and control capabilities. Advantor is one of only three companies whose systems meet the U.S. Air Force’s Integrated Base Defense Security System requirements that span the full range of protection levels and extends to core mission protection, including flight lines and readiness missions. Today, Advantor’s security solutions are deployed at all Air National Guard and Air Force Reserve Command bases and a majority of the U.S. Army Reserve Command bases. Additionally, Advantor serves over 50% of the Continental U.S. major base locations for the Air Force and over 50% of the Joint Base Commands are using the company’s ASN solution for base-wide security. For more information, please visit http://advantor.com/. Pillsbury, Winthrop, Shaw, Pittman served as legal advisor to Vectrus. Raymond James & Associates, Inc. served as the investment banking advisor to Infrasafe, Inc., Advantor Systems, and McCarthy Capital. Latham & Watkins LP served as the legal advisor and RSM US LLP served as the tax advisor to the sellers.

About Vectrus Vectrus is a leading global government services company with a history in the services market that dates back more than 70 years. The company provides facility and base operations; supply chain and logistics services; information technology mission support; and engineering and digital technology services to U.S. government customers around the world. Vectrus is differentiated by operational excellence, superior program performance, a history of long-term customer relationships and a strong commitment to their customers’ mission success. Vectrus is headquartered in Colorado Springs, Colo., and includes about 6,700 employees spanning 129 locations in 22 countries. In 2018, Vectrus generated sales of $1.3 billion. To learn about career opportunities at Vectrus, visit www.vectrus.com/careers. For more information, visit the company’s website at www.vectrus.com or connect with Vectrus on Facebook, Twitter, and LinkedIn. Safe Harbor Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, statements regarding the impact of the Advantor acquisition and any other discussion of future operating or financial performance. Whenever used, words such as "may," "are considering," "will," "likely," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "could," "potential," "continue," or similar terminology are forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements, our historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to: our dependence on a few large contracts for a significant portion of our revenue; competition in our industry; our ability to submit proposals for and/or win potential opportunities in our pipeline; our ability to retain and renew our existing contracts; protests of new awards; our international operations, including the economic, political and social conditions in the countries in which we conduct our businesses; changes in U.S. government military operations, including its operations in Afghanistan; changes in, or delays in the completion of, U.S. or international government budgets; government regulations and compliance therewith, including changes to the Department of Defense procurement process;

changes in technology; intellectual property matters; governmental investigations, reviews, audits and cost adjustments; contingencies related to actual or alleged environmental contamination, claims and concerns; our success in expanding our geographic footprint or broadening our customer base, markets and capabilities; our ability to realize the full amounts reflected in our backlog; our maintaining our good relationship with the U.S. government; impairment of goodwill; our performance of our contracts and our ability to control costs; our level of indebtedness; our compliance with the terms of our credit agreement; subcontractor and employee performance and conduct; our teaming arrangements with other contractors; economic and capital markets conditions; any future acquisitions, investments or joint ventures; our ability to retain and recruit qualified personnel; our maintenance of safe work sites and equipment; our compliance with applicable environmental health and safety regulations; our ability to maintain required security clearances; any disputes with labor unions; costs of outcome of any legal proceedings; security breaches and other disruptions to our information technology and operations; changes in our tax provisions or exposure to additional income tax liabilities; changes in U.S. generally accepted accounting principles; accounting estimates made in connection with our contracts; our exposure to interest rate risk; our compliance with public company accounting and financial reporting requirements; timing of payments by the U.S. government; risks and uncertainties relating to the spin-off from our former parent; and other factors set forth in Part I, Item 1A, – “Risk Factors,” and elsewhere in our 2018 Annual Report on Form 10-K and described from time to time in our future reports filed with the Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.